Exhibit 99.8(m)(i)

Form of ADDENDUM TO EXHIBIT OF
PARTICIPATON AGREEMENT

This Addendum (“Addendum”) to the original Exhibit of the Participation Agreement executed on June 18, 2015 is entered into by and among American Funds Distributors, Inc., American Funds Insurance Series, American Funds Service Company, Capital Research and Management Company and Protective Life and Annuity Insurance Company, collectively (the “Parties”).

WHEREAS, the Parties entered into a Participation Agreement dated June 18, 2015 (the “Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement;

NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein, the Parties agree as follows:

1. The following Insurance Company Accounts are added to Exhibit A of the Agreement:

PLAIC Variable Annuity Account S

2. The following funds are added to Exhibit B of the Agreement:

American Funds IS Bond Fund, Class 4
American Funds IS Capital Income Builder Fund, Class 4
American Funds IS Global Growth and Income Fund, Class 4
American Funds IS Growth-Income Fund, Class 4
American Funds IS US Government Fund, Class 4

For the purpose of referring to this Addendum, the date of this Addendum shall be [DATE].

American Funds Distributors, Inc.

American Funds Insurance Series

By:
___________________________

By:
___________________________
Name:
___________________________

Name:
___________________________
Title:
___________________________

Title:
___________________________
Date:    ___________________________

Date:   ____________________________

American Funds Service Company

Capital Research and Management Company

By:
___________________________

By:
___________________________
Name:
___________________________

Name:
___________________________
Title:
___________________________

Title:
___________________________
Date:    ___________________________

Date:   ____________________________

Protective Life and Annuity Insurance Company

By:
___________________________

Name:
___________________________

Title:
___________________________

Date:    ___________________________